UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2025
 RenaissanceRe Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Renaissance House, 12 Crow Lane, Pembroke, Bermuda         HM 19
(Address of Principal Executive Office)         (Zip Code)
(441) 295-4513
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value $1.00 per share	RNR	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series F 5.750% Preference Share, Par Value $1.00 per share	RNR PRF	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series G 4.20% Preference Share, Par Value $1.00 per share	RNR PRG	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2025 Annual General Meeting of Shareholders (the “Annual Meeting”) of the Company was held on Tuesday, May 6, 2025 in Pembroke, Bermuda. As of March 5, 2025, the record date for the Annual Meeting, there were 49,004,247 common shares, par value $1.00 per share, outstanding and entitled to vote. A quorum of 44,607,875 common shares was present or represented at the Annual Meeting.

The final results of the votes regarding the proposals described in the Proxy Statement are as follows:

1. Shareholders elected the Company’s one nominee for Class II director to serve until the Company’s 2027 Annual General Meeting of Shareholders, and each of the Company's four nominees for Class III director to serve until the Company’s 2028 Annual General Meeting of Shareholders, or in each case until their earlier resignation or removal, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Loretta J. Mester	41,471,984	1,449,427	18,544	1,667,920
Henry Klehm III	37,224,538	5,700,396	15,021	1,667,920
Valerie Rahmani	41,307,671	1,617,466	14,818	1,667,920
Carol P. Sanders	41,296,682	1,628,457	14,816	1,667,920
Cynthia Trudell	40,634,093	2,279,866	25,996	1,667,920

2. Shareholders approved an advisory vote on the compensation of the Company’s named executive officers as set forth in the Proxy Statement as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,858,848	2,063,731	17,376	1,667,920

3. Shareholders approved the appointment of PricewaterhouseCoopers Ltd. as the Company’s independent registered public accounting firm for the 2025 fiscal year and referred the determination of PricewaterhouseCoopers Ltd.’s remuneration to the Board of Directors of the Company, as set forth below:

Votes For	Votes Against	Abstentions
44,561,004	30,220	16,651

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date:	By:	/s/ Shannon L. Bender
May 8, 2025		Shannon L. Bender
Executive Vice President, Group General Counsel and Corporate Secretary